UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2015

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level, 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-281-1000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective May 31, 2015, the Federal Home Loan Bank of Des Moines (the “Des Moines Bank”) completed its previously announced merger (the “Merger”) with the Federal Home Loan Bank of Seattle (the “Seattle Bank”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 25, 2014, between the Des Moines Bank and the Seattle Bank.  At closing, the Seattle Bank merged with and into the Des Moines Bank, with the Des Moines Bank surviving the Merger as the continuing bank (the “Continuing Bank”).

Pursuant to the terms of the Merger Agreement, each share of Seattle Bank Class A stock outstanding at the effective time of the Merger has been converted into one share of Des Moines Bank Class A stock and each share of Seattle Bank Class B stock outstanding at the effective time of the Merger has been converted into one share of Des Moines Bank Class B stock, which has been designated as Des Moines Bank membership stock or Des Moines Bank activity based stock in accordance with the capital plan of the Continuing Bank. No shares of Seattle Bank capital stock remain outstanding and all of the Seattle Bank shares have been automatically cancelled. The Des Moines Bank members have retained the Des Moines Bank stock they owned immediately prior to the Merger.

At the effective time of the Merger, the corporate existence of the Seattle Bank ceased, and each member of the Seattle Bank automatically ceased to be a member of the Seattle Bank and automatically became a member of the Des Moines Bank. In addition, the geographical territory previously included in the district for the Seattle Bank is now included in the district for the Des Moines Bank.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, included as Exhibit 2.1 of the Des Moines Bank’s Current Report on Form 8-K, dated September 25, 2014, as filed with the Securities and Exchange Commission, which agreement is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

The Des Moines Bank has entered into an employment agreement with its Chief Executive Officer, Richard S. Swanson, effective upon the consummation of the Merger. The terms of such employment agreement have been previously disclosed in the Des Moines Bank’s annual report on Form 10-K, filed with the Securities and Exchange Commission on March 6, 2015, which description is incorporated herein by reference. Such description of Mr. Swanson’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the employment agreement, which is incorporated herein by reference as Exhibit 10.1.
In connection with the Merger and effective upon the consummation thereof, Michael L. Wilson has been appointed President of the Des Moines Bank and has entered into an employment agreement with the Des Moines Bank in order to establish his duties and compensation and to provide for his employment as President, which became effective upon the consummation of the Merger.
The employment agreement provides that the Des Moines Bank will initially pay Mr. Wilson an annualized base salary of $720,000, subject to adjustment as described in the employment agreement.
Mr. Wilson’s incentive target will generally not be set lower than 75% of his base salary. The Des Moines Bank will pay, or reimburse Mr. Wilson for, all reasonable relocation expenses incurred by Mr. Wilson in relocation to the Des Moines area up to a maximum of $125,000. Mr. Wilson will also be eligible for certain perquisites, including a company car allowance in the amount of $750 per month.

Mr. Wilson’s employment agreement provides that:

•
the Des Moines Bank or Mr. Wilson may terminate employment for any reason (other than Good Reason (as defined in Mr. Wilson’s employment agreement) or Cause (as defined in Mr. Wilson’s employment agreement)) following 60 days’ written notice to the other party;

•the Des Moines Bank may terminate for Cause immediately following written notice to Mr. Wilson; and

•Mr. Wilson may terminate for Good Reason following written notice to the Des Moines Bank,

in each case, in accordance with the procedures set forth in the employment agreement.
Amounts payable under the employment agreement are subject to reduction in the event the amounts constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code.
Termination for Cause or Without Good Reason
If Mr. Wilson’s employment is terminated by the Des Moines Bank for Cause or by Mr. Wilson without Good Reason, the employment agreement entitles Mr. Wilson to the following:

•base salary accrued through the date of termination;

•	accrued but unpaid award(s) under any incentive plan in an amount equal to that which he would have received in the year of termination; and

•all other vested benefits subject to the terms of the applicable benefits plans.

Termination Without Cause, for Good Reason, Following a Change of Control, or Within a Specified Period of Time Following the Effective Date of the Employment Agreement
If Mr. Wilson’s employment is terminated by the Des Moines Bank without Cause or by Mr. Wilson for Good Reason, in addition to the payouts previously mentioned under “Termination for Cause or Without Good Reason,” the employment agreement entitles Mr. Wilson to additional amounts, including the following:

•
 two times the annual base salary in effect on the date of termination, or, in the case that the termination occurs on or before December 31, 2015, or within 24 months following a Change of Control (as defined in Mr. Wilson’s employment agreement), 2.99 times the annual base salary in effect on the date of termination;

•
one times the targeted non-deferred incentive plan award in effect for the calendar year in which the date of termination occurs, or, in the case that the termination occurs on or before December 31, 2015, or within 24 months following a Change of Control, 2.99 times the targeted non-deferred incentive plan award in effect for the calendar year in which the date of termination occurs; and

•	the incentive plan award for the calendar year in which the date of termination occurs, prorated for the portion of the calendar year in which Mr. Wilson was employed.
In the event of termination by the Des Moines Bank without Cause or Mr. Wilson for Good Reason on or before December 31, 2015, Mr. Wilson will also be paid $40,928 to continue in the Des Moines Bank’s group health care benefit (medical, dental, and vision) plans for a period of 18 months following the date of termination (in lieu of the benefits under the last bullet above) and $15,000 for outplacement services.
Termination for Death, Disability, or Retirement
If Mr. Wilson’s employment is terminated due to death, disability, or qualifying retirement, in addition to the payouts described in the section entitled “Termination for Cause or Without Good Reason,” he would also be entitled to payments for certain accrued or prorated benefits described in the employment agreement, as well as continuing amounts available on such a termination under certain Des Moines Bank benefit plans.

The foregoing description of Mr. Wilson’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the employment agreement, which is incorporated herein by reference as Exhibit 10.2.

Appointment of Directors

As provided in the Merger Agreement, following the consummation of the Merger, the board of directors of the Des Moines Bank has been expanded to 29 members. Of those members, 15 were members of the Des Moines Bank’s board of directors immediately prior to the Merger, and 14 were members of the Seattle Bank’s board of directors immediately prior to the Merger.

Effective upon the consummation of the Merger, William V. Humphreys, Michael J. Blodnick, Ruth B. Bennett, David P. Bobbitt, Marianne M. Emerson, David J. Ferries, Russell J. Lau, James G. Livingston, Michael W. McGowan, Cynthia A. Parker, J. Benson Porter, Thomas P. Potiowsky, Robert M. Teachworth and David F. Wilson, who were members of the board of directors of the Seattle Bank immediately prior to the Merger, became members of the board of directors of the Des Moines Bank.

The directors will receive annual aggregate fees of $70,000 per director (or $80,000 per committee chair) pursuant to the Director Fee Policy for 2015, as described in the Des Moines Bank’s annual report on Form 10-K, as filed with the Securities Exchange Commission on March 6, 2015. As Vice Chair of the Bank, William V. Humphreys will receive annual aggregate director fees of $90,000.

The composition of each of the Des Moines Bank’s board of directors’ committees immediately following consummation of the Merger is described below:

Executive and Governance Committee

Dale E. Oberkfell, Chair
William V. Humphreys, Vice Chair
Ruth B. Bennett
Van D. Fishback
Chris D. Grimm
Eric A. Hardmeyer
John F. Kennedy, Sr.
Ellen Z. Lamale
Russell J. Lau
James G. Livingston
Cynthia A. Parker
J. Benson Porter
Thomas P. Potiowsky
John H. Robinson

Audit Committee

John F. Kennedy, Sr., Chair
Thomas P. Potiowsky, Vice Chair
Michael J. Blodnick
David J. Ferries
Chris D. Grimm
W. Douglas Hile
William V. Humphreys
James G. Livingston
Elsie M. Meeks
Robert M. Teachworth

Finance and Planning Committee

James G. Livingston, Chair
Van D. Fishback, Vice Chair
David P. Bobbitt
Teresa J. Keegan
Michelle Keeley
Michael W. McGowan
Paula R. Meyer
Dale E. Oberkfell
Robert M. Teachworth

Business Operations and Technology Committee

Eric A. Hardmeyer, Chair
Ruth B. Bennett, Vice Chair
David P. Bobbitt
Steven L. Bumann
Marianne M. Emerson
Van D. Fishback
Teresa J. Keegan
Michael W. McGowan
John P. Rigler II

Risk Committee

Ellen Z. Lamale, Chair
J. Benson Porter, Vice Chair
Ruth B. Bennett
Michael J. Blodnick
Steven L. Bumann
Eric A. Hardmeyer
W. Douglas Hile
William V. Humphreys
Russell J. Lau
John P. Rigler II

Human Resources and Compensation Committee

John H. Robinson, Chair
Russell J. Lau, Vice Chair
Michelle Keeley
Ellen Z. Lamale
Paula R. Meyer
Dale E. Oberkfell
Cynthia A. Parker
J. Benson Porter
Joseph C. Stewart III
David F. Wilson

Mission, Member & Housing Committee

Cynthia A. Parker, Chair
Chris D. Grimm, Vice Chair
Marianne M. Emerson
David J. Ferries
John F. Kennedy, Sr.
Elsie M. Meeks
Thomas P. Potiowsky
John H. Robinson
Joseph C. Stewart III
David F. Wilson

Director and Officer Indemnification Agreements

Effective upon the consummation of the Merger, the Des Moines Bank entered into indemnification agreements with each of its directors and certain officers. Principal terms of the indemnification agreements (which were entered into to supplement the indemnification provisions provided by, among other things, the indemnification provisions of the Des Moines Bank’s bylaws) to cover the following, among other things:

•
indemnification of the indemnitee by the Des Moines Bank generally to the fullest extent permitted by applicable law in connection with any threatened, pending or completed claim, action, suit, hearing, arbitration, or other proceeding (a "proceeding"), whether civil, criminal, administrative or otherwise, resulting in, among other things, damages, judgments, fines, penalties, settlements, attorney fees, and other expenses, relating to his or her director/officer service to the Des Moines Bank;

•
certain rights to advancement of expenses relating to a proceeding upon receipt by the Des Moines Bank of certain undertakings from an indemnitee to repay the amounts advanced under certain circumstances;

•	presumptions relating to an indemnitee's conduct; and

•	the non-exclusivity of indemnification rights and terms of the survival of indemnification rights, under the indemnification agreement.
The foregoing description of principal terms of the indemnification agreement is qualified in its entirety by reference to the indemnification agreement. A copy of the form of the indemnification agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments of Articles of Incorporation or Bylaws; Change in Fiscal Year.

Organization Certificate

Also in connection with the closing of the Merger, the Des Moines Bank has amended and restated its organization certificate effective at the closing of the Merger to, among other things, expand the number of states and U.S. territories in the FHLBank district for which the Des Moines Bank is responsible to include the states and U.S. territories in the former Seattle Bank FHLBank district. The Federal Housing Finance Agency accepted the amended and restated organization certificate effective upon the closing of the Merger.

Bylaws

In addition, the Des Moines Bank has amended and restated its bylaws effective at the closing of the Merger to, among other things, (i) expand the size of the board of directors of the Des Moines Bank to 29 members, (ii) modernize the bylaws to reflect electronic delivery and communications consistent with the former Seattle Bank bylaws, (iii) provide that action by written consent without a meeting must be unanimous, and (iv) update the indemnity provisions to reflect current best practices and accommodate existing and new indemnity agreements.

Capital Plan

In connection with the completion of the Merger, the Company amended its capital plan effective at the closing of the Merger to, among other things, (i) authorize two classes of capital stock of the Des Moines Bank, consisting of the Des Moines Bank’s Class A stock (to accommodate former Seattle Bank Class A stock) and Class B stock; and (ii) authorize the distribution, either as a dividend (if approved by the Federal Housing Finance Agency) or capital distribution, if and when declared by the board of directors of additional capital from Merger (i.e., the loss absorbing, distributable capital component created in the Merger equal to the difference between the fair value of the net assets acquired and the consideration transferred in the Merger).

The foregoing descriptions of the principal terms of the organization certificate, bylaws and capital plan of the Des Moines Bank are qualified in their entirety by reference to the organization certificate, bylaws and capital plan, respectively. A copy of each of the foregoing is attached as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On June 1, 2015, the Company issued a press release announcing the completion of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)    Financial statements of businesses acquired.

The historical audited statements of condition of the Seattle Bank as of December 31, 2014 and December 31, 2013 and the related statements of income, statements of comprehensive income, statements of capital and statements of cash flows of each of the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the related notes to such financial statements are filed as Exhibit 99.2 of this Current Report on Form 8-K and incorporated herein by reference.
The historical unaudited statements of condition of the Seattle Bank as of March 31, 2015, the related statements of income, statements of comprehensive income, statements of capital and statements of cash flows for the three-month period ended March 31, 2015 and the related notes to such unaudited financial statements are filed as Exhibit 99.3 of this Current Report on Form 8-K and incorporated herein by reference.

(b)  Pro forma financial information.

Pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this report is required to be filed.

(c)     Exhibits.

Exhibit No.	Description
3.1	Organization Certificate of the Federal Home Loan Bank of Des Moines, as amended and restated effective May 31, 2015.
3.2	Bylaws of the Federal Home Loan Bank of Des Moines, as amended and restated effective May 31, 2015.
3.3	Federal Home Loan Bank of Des Moines Capital Plan, as amended, accepted by the Federal Housing Finance Agency effective as of May 31, 2015.
10.1	Employment Agreement, dated as of January 6, 2015, between the Federal Home Loan Bank of Des Moines and Richard S. Swanson.
10.2	Employment Agreement, dated as of January 6, 2015, between the Federal Home Loan Bank of Des Moines and Michael L. Wilson.
10.3	Form of Indemnification Agreement.
99.1	Press Release, dated June 1, 2015.
99.2
Audited statements of condition of Federal Home Loan Bank of Seattle as of December 31, 2014 and December 31, 2013 and the related statements of income, statements of comprehensive income, statements of capital and statements of cash flows of each of the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the related notes to such financial statements.

99.3
Unaudited statements of condition of Federal Home Loan Bank of Seattle as of March 31, 2015, the related statements of income, statements of comprehensive income, statements of capital and statements of cash flows for the three-month period ended March 31, 2015 and the related notes to such unaudited financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

June 1, 2015	By:	/s/ Richard S. Swanson

Name: Richard S. Swanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Organization Certificate of the Federal Home Loan Bank of Des Moines, as amended and restated effective May 31, 2015.
3.2	Bylaws of the Federal Home Loan Bank of Des Moines, as amended and restated effective May 31, 2015.
3.3	Federal Home Loan Bank of Des Moines Capital Plan, as amended, accepted by the Federal Housing Finance Agency effective as of May 31, 2015.
10.1	Employment Agreement, dated as of January 6, 2015, between the Federal Home Loan Bank of Des Moines and Richard S. Swanson.
10.2	Employment Agreement, dated as of January 6, 2015, between the Federal Home Loan Bank of Des Moines and Michael L. Wilson.
10.3	Form of Indemnification Agreement.
99.1	Press Release, dated June 1, 2015
99.2
Audited statements of condition of Federal Home Loan Bank of Seattle as of December 31, 2014 and December 31, 2013 and the related statements of income, statements of comprehensive income, statements of capital and statements of cash flows of each of the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the related notes to such financial statements.

99.3
Unaudited statements of condition of Federal Home Loan Bank of Seattle as of March 31, 2015, the related statements of income, statements of comprehensive income, statements of capital and statements of cash flows for the three-month period ended March 31, 2015 and the related notes to such unaudited financial statements.